EMPLOYEE BENEFIT PLANS (10k specific)	12 Months Ended
Dec. 31, 2010
EMPLOYEE BENEFIT PLANS
EMPLOYEE BENEFIT PLANS
NOTE 8 – EMPLOYEE BENEFIT PLANS

The following benefit plans were in place during the periods covered by the financial statements.

RadioShack 401(k) Plan: The RadioShack 401(k) Plan ("401(k) Plan"), a defined contribution plan, was most recently amended and restated effective July 1, 2010, and allows a participant to defer, by payroll deductions, from 1% to 75% of the participant's annual compensation, limited to certain annual maximums set by the Internal Revenue Code. The 401(k) Plan also presently provides that our contribution to each participant's account maintained under the 401(k) Plan be an amount equal to 100% of the participant's contributions up to 4% of the participant's annual compensation. This percentage contribution made by us is discretionary and may change in the future. Our contributions go directly to the 401(k) Plan and are made in cash and invested according to the investment elections made by the participant for the participant's own contributions. Company contributions to the 401(k) Plan were $6.2 million, $6.6 million and $7.2 million for 2010, 2009 and 2008, respectively.

Supplemental Executive Retirement Plan: Prior to January 1, 2006, certain officers of the Company were participants in RadioShack's Salary Continuation Plan ("SCP") or its Deferred Compensation Plan ("DCP" and, together with the SCP, the "Plans"), which provided a defined benefit to be paid out over a ten-year period upon retirement between the ages of 55 and 70. Participation in the Plans and the benefit payments were based solely on the discretion and approval of the MD&C, and the benefit payments did not bear any relationship to a participant's present compensation, final compensation or years of service. We accrued benefit payments earned based on the provisions set forth by the MD&C for each individual person. Based on the method by which the Plans were administered and because there was not a specific plan governing the benefit payment calculation, the accounting and disclosure provisions of the FASB's accounting guidance for pensions were not previously required.

The Company adopted an unfunded Supplemental Executive Retirement Plan ("SERP") effective January 1, 2006, for selected officers of the Company. The SERP was most recently amended and restated effective as of December 31, 2010. Upon retirement at age 55 years or older, participants in the SERP are eligible to receive, for ten years, an annual amount equal to a percentage of the average of their five highest consecutive years of compensation (base salary and bonus), to be paid in 120 monthly installments. The amount of the percentage increases by 2 ½% for each year of participation in the SERP, up to a maximum of 50%.

To be a participant in the SERP, officers who were participants in the SCP or DCP had to withdraw from the applicable plan and would then only receive benefits under the SERP. The benefits for these officers are calculated under the SERP using a formula that calculates the benefit under each plan (SERP, SCP or DCP) and pays the participant the highest dollar benefit.

If a SERP participant terminates employment due to retirement or disability between the ages of 55 and 70, the participant is entitled to their normal vested SERP benefit, paid in 120 equal monthly payments.

Based on the effective date of the SERP of January 1, 2006, fiscal year 2006 was the initial year in which an actuarial valuation was performed. The projected benefit obligation at the beginning of 2006 represents the actuarial valuation that was performed as of January 1, 2006, based on the information and assumptions developed at that time. Participants in the SERP as of January 1, 2006, were given credit for prior service as an officer of the Company. Therefore, this service credit generated prior service costs that are not required to be immediately recognized, but that are amortized for purposes of the net periodic benefit cost calculation over the estimated average remaining service period for active employee participants.

We use the last day of our fiscal year as the measurement date for determining SERP obligations and conduct an actuarial valuation at that date. The change in benefit obligation, plan assets, and funded status for 2010 and 2009 are as follows:

	Year Ended
	December 31,
(In millions)	2010	2009
Change in benefit obligation:
Benefit obligation at beginning of year	$24.0	$26.5
Service cost – benefits earned during the year	0.6	0.5
Interest cost on projected benefit obligation	1.0	1.4
Actuarial loss	0.5	0.8
Benefits paid	(4.9)	(5.2)
Benefit obligation at end of year	21.2	24.0

Change in plan assets:
Fair value of plan assets at beginning of year	--	--
Employer contribution	4.9	5.2
Benefits paid	(4.9)	(5.2)
Fair value of plan assets at end of year	--	--

Underfunded status	$(21.2)	$(24.0)

The accumulated benefit obligation was $20.6 million and $22.9 million at December 31, 2010 and 2009, respectively.

Amounts recognized as liabilities in the Consolidated Balance Sheets consist of:

	December 31,
(In millions)	2010	2009
Accrued expenses and other current liabilities	$3.9	$5.0
Other non-current liabilities	17.3	19.0
Net amount recognized	$21.2	$24.0

The cost of the SERP defined benefit plan included the following components for the last three years:

(In millions)	2010	2009	2008
Service cost – benefits earned during the year	$0.6	$0.5	$0.6
Interest cost on projected benefit obligation	1.0	1.4	1.6
Amortization of prior service cost	0.1	0.1	0.1
Net periodic benefit cost	$1.7	$2.0	$2.3

Amounts not yet reflected in net periodic benefit cost and included in accumulated other comprehensive loss (pre-tax) included prior service cost of $0.7 million, $0.8 million, and $0.9 million at December 31, 2010, 2009 and 2008, respectively, and an actuarial loss of $0.2 million and gain of $0.3 million at December 31, 2010 and 2009, respectively. The amount of prior service cost that will be amortized from accumulated other comprehensive loss into net periodic benefit cost in 2011 is estimated to be $0.1 million.

Assumptions used to determine benefit obligations at December 31 were as follows:

	2010	2009	2008
Discount rate	4.1%	4.7%	5.9%
Rate of compensation increase	3.5%	3.5%	3.5%

Actuarial assumptions used to determine net periodic benefit cost for the years ended December 31 were as follows:

	2010	2009	2008
Discount rate	4.7%	5.9%	5.7%
Rate of compensation increase	3.5%	3.5%	3.5%

We base our discount rate on the rates of return available on high-quality bonds with maturities approximating the expected period over which the pension benefits will be paid. The rate of compensation increase is based on historical and expected increases.

As the SERP is an unfunded plan, benefit payments are made from the general assets of RadioShack. The expected future benefit payments based upon the assumptions described above and including benefits attributable to future employee service for the following periods are as follows:

(In millions)
2011	$4.1
2012	3.5
2013	3.4
2014	3.0
2015	2.5
2016 through 2020	4.0

In 2011, we expect to make contributions to the plan of $4.1 million in the form of benefit payments.